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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 28, 2000


                     [VLASIC FOODS INTERNATIONAL INC. LOGO]

             (Exact name of registrant as specified in its charter)

       NEW JERSEY                             1-13933                        52-2067518
(STATE OF INCORPORATION)                 (COMMISSION FILE        (IRS EMPLOYER IDENTIFICATION NO.)
                                          NUMBER)



                                  VLASIC PLAZA
                              SIX EXECUTIVE CAMPUS
                       CHERRY HILL, NEW JERSEY 08002-4112
                          (PRINCIPAL EXECUTIVE OFFICES)

                         TELEPHONE NUMBER: (856)969-7100
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ITEM 5.      OTHER EVENTS

         On June 28, 2000, we announced that an agreement in principle was reached with our senior credit facility bank syndicate to extend our existing waiver of certain covenants of that facility through February 28, 2001, subject to mutually acceptable documentation. That agreement in principle, with relating documentation, has been finalized as reflected in the exhibits herein.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         (10.1)   Waiver No. 5 Under Amended and Restated Credit Agreement.

         (10.2) Supplemental Term Sheet for Waiver No. 5 Under Amended and Restated Credit Agreement.

         (10.3)   Master Loan Participation Agreement.

         (10.4)   Escrow Agreement.

         (99.1) Press Release dated June 28, 2000 announcing an agreement in principle was reached whereby our existing waiver will be extended through February 28, 2001, subject to mutually acceptable documentation.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VLASIC FOODS INTERNATIONAL INC.

Date:  August 22, 2000             By:        /s/  Joseph Adler
                                      ------------------------------------
                                                   Joseph Adler
                                          Vice President and Controller
                                    (Principal Financial and Accounting Officer)